UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1880 S. Dairy Ashford, Suite 300 Houston, Texas		77077-4760
(Address of principal executive offices)		(zip code)

(281) 674-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01. Regulation FD Disclosure.

RigNet, Inc. (the “Company”) is furnishing this Form 8-K to recast selected financial and operational data for the 2012 and 2011 quarterly periods to reflect a change in segment reporting. As part of the Company’s continuous review of its business and in connection with the acquisition of Nessco Group Holdings Ltd. (Nessco) in July 2012, the Company evaluated its current core assets and operations, and organized them into three segments based on geographic location. Accordingly, the Company now considers its business to consist of three reportable segments: Americas, Europe/Africa and Middle East/Asia Pacific (MEAP). Selected financial and operational data for the 2012 and 2011 quarterly periods, recast based on the Company’s new reportable segments, is furnished as Exhibit 99.1 to this Form 8-K.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1932, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01—Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Exhibit Description
99.1	Recast Segment Selected financial and operational data for the 2012 and 2011 quarterly periods

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ MARTIN L. JIMMERSON, JR.
Martin L. Jimmerson, Jr. Chief Financial Officer (Principal Financial & Accounting Officer)

Date: November 13, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
99.1	Recast Segment Selected financial and operational data for the 2012 and 2011 quarterly periods

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